Stockholders' Equity	1 Months Ended
Mar. 31, 2015
Equity [Abstract]
Stockholders' Equity

NOTE 5–STOCKHOLDERS’ EQUITY

The Company was formed with one class of common stock, $0.001 par value and is authorized to issue 100,000,000 common shares and one class of preferred stock, $0.001 par value and is authorized to issue 10,000,000 shares. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they chose to do so, elect all of the directors of the Company.

On March 2, 2015, the Company issued 25,000,000 shares of common stock to its founder David Behrend. Mr. Behrend is the Company’s sole director and officers. The Company issued this stock to Mr. Behrend at a price of $0.003 per share for $75,000.

As of March 31, 2015, there are 25,000,000 shares of common stock outstanding.